Exhibit 10.34

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 30, 2010, by and among GPF Acquisition, LLC, Walker & Dunlop Multifamily, Inc., Walker & Dunlop GP, LLC, Green Park Financial Limited Partnership, Walker & Dunlop, Inc., Walker & Dunlop, LLC (collectively, the “Obligor Group”), Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”), and the lenders party hereto (the “Lenders”), as amended (the “Credit  Agreement”). Capitalized terms used herein without definition have the meanings specified therefor in that certain Amended and Restated Credit Agreement dated as of January 30, 2009, by and among the Obligor Group, the Administrative Agent, and the Lenders.

RECITALS

The Obligor Group, the Administrative Agent, and the Lenders desire to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2.           Amendment. Effective as of the Effective Date (as hereafter defined), the Credit Agreement is amended by deleting Section 7.14(g) thereof in its entirety and replacing it with the following:

“(g) Permit (i) the aggregate unpaid principal amount of Fannie Mae DUS Mortgage Loans comprising WDLLC’s Servicing Portfolio which are sixty (60) or more days past due or otherwise in default at any time to exceed two percent (2%) of the aggregate unpaid principal balance of all Fannie Mae DUS Mortgage Loans comprising WDLLC’s Servicing Portfolios at such time, or (ii) the aggregate unpaid principal amount of At Risk Mortgage Loans comprising WDLLC’s Servicing Portfolio which are sixty (60) or more days past due or otherwise in default to increase from the last day of a Fiscal Quarter to the last day of the following Fiscal Quarter (with each such last day of each such following Fiscal Quarter being referred to herein as a “Measurement Date”) by more than (x) with respect to Measurement Dates occurring prior to June 30, 2010, one-half percent (0.5%), and (y) with respect to Measurement Dates occurring on and after June 30, 2010, one percent (1.0%).”

3.           Obligor Group Acknowledgments. Each member of the Obligor Group acknowledges, confirms and agrees that:

(a)           This Amendment is a Loan Document, and all references in any Loan Document to the Obligations shall mean and include the Obligations as amended by this Amendment.

(b)           Except as provided herein, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, and each hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Credit Agreement and the other Loan Documents applicable to such Person, and (y) represents and warrants that:

(i)            After giving effect to this Amendment, no Default or Event of Default exists as of the date such Person executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii)           The representations and warranties made by, or with respect to, each such Person in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof as if remade herein, and will be true and correct as of the Effective Date, except as to (1) matters which speak to a specific date, and (2) changes in the ordinary course to the extent permitted and contemplated by the Credit Agreement.

(iii)          Each such Person has the power and authority and legal right to execute, deliver and perform this Amendment, has taken any necessary action to authorize the execution, delivery, and performance of this Amendment, and the individual executing and delivering this Amendment on behalf of such Person is duly authorized to do so.

(iv)          This Amendment has been duly executed and delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(c)           Upon receipt of an invoice or statement therefor, the reasonable attorneys’ fees and expenses and disbursements incurred by the Administrative Agent and the Lenders in connection with this Amendment shall be paid.

(d)           Such Person has no defenses, set offs or counterclaims with respect to any of its obligations to the Administrative Agent, the Collateral Agent, or the Lenders, and hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action whatever kind or nature, whether known or unknown, which it has or may have as of the date hereof and as of the Effective Date against the Administrative Agent, the Collateral Agent, and/or any of the Lenders, or their respective affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter connected with the Credit Agreement or the administration thereof or the obligations created thereby (including pursuant to this Amendment).

4.             Conditions Precedent. This Amendment shall be effective upon the satisfaction by the Obligor Group of, or written waiver by the Administrative Agent and the Lenders of, the following conditions and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Administrative Agent and the Lenders, in their sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Administrative Agent and the Lenders:

(a)           Delivery to the Administrative Agent and each Lender of the following:

(i)            This Amendment, duly executed by each member of the Obligor Group, and by the Administrative Agent and each Lender, and

(ii)           Such other documents as the Administrative Agent, Collateral Agent, or any Lender reasonably may require, duly executed and delivered.

(b)           The Borrower shall have paid to the Administrative Agent, for the account of the Lenders to be shared equally by the Lenders, a non-refundable, fully earned amendment fee in the amount of $10,000.00.

(c)           No Default or Event of Default shall have occurred and be continuing.

(d)           In addition to all other expense payment and reimbursement obligations of the Obligor Group under the Credit Agreement and other Loan Documents, the Borrower will, promptly following its receipt of an appropriate invoice therefor, pay or reimburse the Administrative Agent and the Lenders for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment

5.             Miscellaneous.

(a)           This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b)           This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver original signed counterparts of this Amendment to each other party upon request.

(c)           This Amendment constitutes the complete agreement among the Obligor Group and the Credit Parties with respect to the subject matter of this Amendment and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Credit Agreement.

(d)           Time is of the essence with respect to all aspects of this Amendment.

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Executed as a sealed instrument as of the date first above written.

GPF ACQUISITION, LLC

By: Walker & Dunlop GP, LLC, its Managing Member

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

WALKER & DUNLOP MULTIFAMILY, INC.

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

WALKER & DUNLOP GP, LLC

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

GREEN PARK FINANCIAL LIMITED PARTNERSHIP

By: Walker & Dunlop GP, LLC, its Managing General Partner

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

WALKER & DUNLOP, INC.

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

WALKER & DUNLOP, LLC

By:	/s/ William M. Walker
Name:	William M. Walker
Title:	President & CEO

Signature page to Fourth Amendment - page 1 of 2

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, and a Lender

By:	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, successor to NATIONAL CITY BANK, as a Lender

By:	/s/ Tend Wyde
Name:	Tend Wyde
Title:	Vice President

Signature page to Fourth Amendment - page 2 of 2